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Exhibit 10.1

SUMMARY INSTRUCTION SHEET FOR PURCHASER
(to be read in conjunction with the entire Purchase Agreement which follows)

A.
Complete the following items on BOTH Purchase Agreements:

1.
Page 24—Signature:
(i)
Name of Purchaser (Individual or Institution)

(ii)
Number of Units Purchaser Elects to Purchase

(iii)
Aggregate Purchase Price

(iv)
Name of Individual representing Purchaser (if an Institution)

(v)
Title of Individual representing Purchaser (if an Institution)

(vi)
Signature of Individual Purchaser or Individual representing Purchaser

2.
Appendix I—Stock and Warrant Certificate Questionnaire / Registration Statement Questionnaire (follows Page 24)

3.
Appendix II—Accredited Investor Certification & Investor Profile (follows Appendix I)

4.
Fax all forms to Diann Ellis at 212-319-8457 and then send BOTH completed and signed original Purchase Agreements including Appendix I and Appendix II to:

Diann Ellis Spencer Trask Ventures, Inc. 535 Madison Avenue, 18th Floor New York, NY 10022
B.
Upon the resale of the Unit Securities (or the shares of Common Stock underlying the Warrants by the Purchasers), AFTER the Registration Statement covering the resale of the Unit Securities (and the exercise by subsequent purchasers of the Warrants) is effective, as described in the Purchase Agreement, the Purchaser:

1.
must deliver a current prospectus of the Company to the buyer (prospectuses may be obtained from the Company at the Purchaser's request); and

2.
must send a letter in the form of Appendix III to the Company so that the Unit Securities may be properly transferred.

C.
Upon the resale of the Unit Securities (or the shares of Common Stock underlying the Warrants by the Purchasers), BEFORE the Registration Statement covering the resale of the Unit Securities (and the exercise by subsequent purchasers of the Warrants) is effective, as described in the Purchase Agreement, the Purchaser:

1.
shall cause the transferee or assignee to agree in writing to also be bound by all of the provisions of the Purchase Agreement and the Warrant Agreement applicable to the Purchaser;

2.
agree in writing with the transferee or assignee to assign his rights under the Purchase Agreement and the Warrant Agreement and furnish copies of such agreements to the Company after such assignment;

  3.
  furnish to the Company written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; and

  4.
  must send a letter in the form of Appendix III to the Company so that the Unit Securities may be properly transferred.

PURCHASE AGREEMENT

        PURCHASE AGREEMENT (this "Agreement") is made as of the    th day of November 2002, by and between The Immune Response Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), with its principal offices at 5935 Darwin Court, Carlsbad, California 92008, and the purchaser whose name and address is set forth on the signature page hereto (the "Purchaser").

        IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

        SECTION 1.    Authorization of Sale of the Units.    Subject to the terms and conditions of this Agreement and the Warrant Agreement attached hereto as Exhibit A (the "Warrant Agreement"), the Company has authorized the sale of up to eighty (80) Units (plus up to an additional twenty-four (24) Units to cover any over-subscriptions). Each "Unit" consists of (a) shares of the Company's common stock, par value $0.0025 per share (the "Common Stock"), and (b) warrants (the "Class A Warrants") to purchase initially (i) one (1) share of Common Stock and (ii) one (1) warrant (the "Class B Warrants"; and, together with the Class A Warrants, the "Warrants") to purchase initially one (1) share of Common Stock. The number of (x) shares of Common Stock and (y) Class A Warrants per Unit will be equal in each case to the purchase price of $100,000 per Unit divided by that amount equal to eighty (80%) percent multiplied by the lesser of the (i) average of the closing bid prices per share of Common Stock, as quoted on The Nasdaq Stock Market, for the ten (10) consecutive trading days immediately preceding the Closing Date (as defined in Section 3 hereof) and (ii) closing bid price of the Common Stock on the Closing Date. The shares of Common Stock and/or the Warrants sold to the Purchaser pursuant to this Agreement shall collectively be referred to herein as the "Unit Securities." The offer by the Company for the sale of the Units is hereinafter referred to as the "Offering."

        SECTION 2.    Agreement to Sell and Purchase the Units.    At the Closing (as defined in Section 3 hereof), the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Units set forth on the signature page (page 24) of this Agreement.

        The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Units to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean Spencer Trask Ventures, Inc.

        If the Closing has not occurred on or prior to the date that is one hundred and twenty (120) calendar days after the date of the Memorandum (as defined in Section 4 hereof), the Company's obligation to sell, and the Purchaser's obligation to purchase, the Units will expire as of such date.

        SECTION 3.    Delivery of the Units at the Closing.    The completion of the purchase and sale of the Units (the "Closing") shall occur at a place and time (the "Closing Date") to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be promptly notified by facsimile transmission or otherwise in accordance with Section 9 hereof.

        At the Closing, the Company shall deliver to the Purchaser one or more stock and warrant certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Units set forth in Section 2 above and bearing an appropriate legend indicating that the Units were sold in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) thereof and Rule 506 thereunder. The name(s) in which the certificates are to be registered are set forth in the Stock and Warrant Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the sale of the Units and deliver such stock and warrant certificate(s) to the Purchaser at the Closing shall be subject to the following conditions only, any one or more of which may be waived in writing by the Company: (a) the receipt by the Company of same-day funds in the full amount of the purchase price for the Units being purchased hereunder; (b) the completion of the purchases and sales, for cash, under the Agreements with all Purchasers of a minimum of sixty (60) Units; and (c) the accuracy of the representations and warranties made herein by the Purchaser as of the date hereof and the fulfillment of the undertakings of the Purchaser set forth in this Agreement to be fulfilled by it prior to the Closing. The Purchaser's obligation to accept delivery of such stock and warrant certificate(s) and to pay for the Unit Securities evidenced thereby shall be subject to the following conditions only: (a) the accuracy of the representations and warranties made herein by the Company as of the date hereof and as of the Closing Date as if made on such date; (b) the fulfillment of the undertakings of the Company set forth in this Agreement to be fulfilled by it prior to Closing; and (c) the completion of the purchases and sales, for cash, under the Agreements with all Purchasers of a minimum of sixty (60) Units.

        SECTION 4.    Representations, Warranties and Covenants of the Company.    The Company hereby represents and warrants to, and covenants with, the Purchaser as follows that, except as disclosed or incorporated by reference in, (i) the Confidential Private Placement Memorandum, dated October 22, 2002, prepared by the Company, including all exhibits, supplements and amendments thereto (the "Memorandum"), (ii) the SEC Reports (as defined in Section 4.14 hereof) or (iii) the Disclosure Schedule to be delivered by the Company prior to the execution and delivery of this Agreement (the "Disclosure Schedule"):

        4.01    Organization and Qualification.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify could not reasonably be expected to have a material adverse effect upon the business, financial condition, properties or operations of the Company taken as a whole (a "Material Adverse Effect"). The only subsidiaries of the Company are as set forth on Section 4.1 of the Disclosure Schedule.

        Section 4.1A of the Disclosure Schedule discloses all Special Purpose Entities (as defined below) owned directly or indirectly, in whole or in part, by the Company or any of its affiliates or in or with respect to which the Company or its affiliates have a direct or indirect business relationship or interest of any kind, in whole or in part, including any equity interest, any leasing relationship, any loan or other financing relationship, any other contractual relationship or any other economic interest, relationship or arrangement of any kind, where such interest or interests are directly or indirectly related to, or part of, the business or the assets owned by or the liabilities of the Company. Section 4.1B of the Disclosure Schedule hereto separately discloses any guarantees by the Company, its subsidiaries or other affiliates of the liabilities of or with respect to any Special Purpose Entities. "Special Purpose Entities" has the meaning given that term under U.S. accounting rules governing consolidation, including proposed rules and interpretations of the FASB, such as those contained in guidance (as proposed or as finally adopted) interpreting Statement of Financial Accounting Standard 94, Consolidation of all Majority-Owned Subsidiaries and Accounting Research Bulletin No. 51, Consolidated Financial Statements.

        4.02    Authorized Capital Stock.    Except as set forth in Section 4.2 of the Disclosure Schedule, the Company had the authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Memorandum as of the date set forth or incorporated by reference therein; all issued and outstanding shares of the Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in material compliance with all Federal and State securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as set forth in Section 4.2 of the Disclosure Schedule, the Company does not have any outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

        4.03    No Other Registration Rights.    Except (a) as set forth in Section 4.3 of the Disclosure Schedule and (b) as contemplated by Section 7 hereof, no holder of any security of the Company has any demand, "piggy-back" or other right to require the Company to register the sale of any security owned by such holder under the Securities Act or any right to join or participate in any such registration of the Company's securities (including such registrations contemplated by the Registration Statement described and defined in Section 7 hereof).

        4.04    Authority.    The Company has all requisite corporate power and authority and has all necessary approvals, licenses, permits and authorizations to own, operate or lease its properties and to carry its business as now conducted, except where the failure to have any such approval, license, permit or authorization could not reasonably be expected to have a Material Adverse Effect.

        4.05    Due Execution, Delivery and Performance of Agreements.    The Company has all requisite corporate power and authority to enter into this Agreement and the Warrant Agreement and to perform the transactions contemplated hereby and thereby. This Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement and the Warrant Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not (i) violate any provision of the organizational documents of the Company or (ii) result in the creation of any lien, charge, security interest, adverse claim or encumbrance upon any assets or properties of the Company pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (A) any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other material instrument to which the Company is a party or by which the Company or any of its assets or properties may be otherwise bound or affected or (B) any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No material consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the Warrant Agreement or the consummation of the transactions contemplated by this Agreement or the Warrant Agreement, except for compliance with the "blue sky" laws and Federal securities laws applicable to the (i) Offering, (ii) resale of the Unit Securities and (iii) offering and sale of the Common Stock underlying the Warrants. Upon the execution and delivery by the Company of this Agreement and the Warrant Agreement, and assuming the valid execution and delivery thereof by the Purchaser, this Agreement and the Warrant Agreement constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be held violative of public policy and therefore legally unenforceable.

        4.06    Accountants.    BDO Seidman, LLP, the Company's independent accountants, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

        4.07    No Defaults.    Except as set forth in Section 4.7 of the Disclosure Schedule, the Company is not in violation or default of any provision of its certificate of incorporation or any provision of its bylaws, and, except for defaults, violations and breaches which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, it is not in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound; and there does not exist any state of fact known to the Company which, with notice or lapse of time or both, would constitute an event of default or breach on the part of the Company as provided in such documents, except such defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

        4.08    No Actions.    There are no legal or governmental actions, suits or proceedings pending or threatened in writing to which the Company is a party or of which any property owned or leased by the Company is the subject, which actions, suits or proceedings, individually or in the aggregate, prevent or could reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement and/or the Warrant Agreement or to have a Material Adverse Effect; no material labor disturbance by the employees of the Company exists or, to the best knowledge of the Company, is imminent; and the Company is not party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

        4.09    No Material Change.    Except as set forth on Section 4.9 of the Disclosure Schedule, since June 30, 2002, (i) the Company has not incurred any known material liabilities or obligations, indirect or contingent, or entered into any material verbal or written agreement or other transaction which was not in the ordinary course of business or which could reasonably be expected to have a Material Adverse Effect; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid, made or declared any dividends or other distribution with respect to its capital stock; (iv) there has not been any change in the capital stock of the Company or increase in indebtedness material to the Company; and (v) the Company has not incurred or sustained any other event or change that could reasonably be expected to have a Material Adverse Effect.

        4.010    Intellectual Property.

            (a)  Except as set forth on Section 4.10 of the Disclosure Schedule, the Company has ownership, license or legal right to use all material patent, copyright, trade secret and trademark rights necessary to the conduct of the business of the Company as now conducted (collectively, "Intellectual Property"), other than intellectual property generally available on commercial terms from other sources.

            (b)  All material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property, other than intellectual property generally available on commercial terms from other sources, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect and there is no material default or breach thereof by the Company or, to the best knowledge of the Company, any other party thereto.

            (c)  The Company has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material patent, copyright, trade secret and other proprietary rights with respect to its operations, product developments, projects and technology.

            (d)  The business, activities and products of the Company do not materially infringe any intellectual property of any other person. The Company is not, to its best knowledge, making unauthorized use of any confidential information or trade secrets of any other person. The activities of the Company and, to its best knowledge, any of its employees on behalf of the

    Company do not violate any material agreements or material arrangements which the Company has with other persons.

            (e)  There is not pending or, to the Company's best knowledge, threatened any claim, suit or action against the Company contesting or challenging the rights of the Company in or to any Intellectual Property or the validity of any of the Intellectual Property.

            (f)    To the Company's best knowledge, there is no infringement upon or unauthorized use by any third party of any of the Intellectual Property.

        4.011    Compliance.    The Company is in compliance in all material respects with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business. Except as set forth in Section 4.11 of the Disclosure Schedule, the business, activities and operations of the Company are in compliance in all material respects with the Good Manufacturing Practice regulations issued by the United States Food and Drug Administration.

        4.012    Offering Materials.    The Company has not distributed and will not (unless requested by the Placement Agent in writing) distribute prior to the Closing Date any offering material in connection with the Offering and sale of the Units other than the Memorandum. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which cause the offer, issuance or sale of the Units, as contemplated by this Agreement and the Warrant Agreement to fail to qualify for the exemptions of Section 4 of the Securities Act.

        4.013    Contributions.    The Company has not at any time, directly or indirectly, (i) made any unlawful contribution to any candidate for public office or made and/or failed to disclose any contribution in violation of law or (ii) made any payment to any Federal or State governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or any foreign country.

        4.014    Additional Information.    The information contained in the following documents does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates, or if amended, as so amended:

            (a)  the Company's Annual Report on Form 10-K, as amended by Amendment No. 1 to Form 10-K for the year ended December 31, 2001;

            (b)  the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2002 and June 30, 2002, respectively;

            (c)  Notice of Annual Meeting of Shareholders and Proxy Statement for the Company's Annual Meeting held on June 17, 2002;

            (d)  Notice of Special Meeting of Stockholders and Proxy Statement for the Company's Special Meeting held on April 2, 2002;

            (e)  Notice of Special Meeting of Stockholders and Proxy Statement for the Company's Special Meeting held on October 28, 2002;

            (f)    the Company's Current Reports, on Form 8-K, filed on June 19, 2002, July 3, 2002, August 7, 2002 and September 10, 2002 (and with Dates of Reports of June 26, 2002, August 5, 2002 and September 9, 2002, respectively);

            (g)  the Memorandum, including all addenda and exhibits thereto; and

            (h)  all other documents, if any, filed by the Company with the Securities and Exchange Commission (the "Commission") since June 30, 2002 and prior to the date hereof pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        The forms, reports and documents described in paragraphs (a), (b), (c), (d), (e), (f), (g) and (h) of this Section 4.14, including any exhibits, annexes and amendments thereto, being collectively the "SEC Reports".

        4.015    Legal Opinion.    At the Closing, Pillsbury Winthrop LLP, counsel to the Company, will deliver its legal opinion to the Placement Agent in the form attached hereto as Exhibit B.

        4.016    Access to Intellectual Property Counsel.    Prior to the Closing, the Company shall use its reasonable best efforts to afford the Placement Agent reasonable access to the Company's special counsel on intellectual property matters to discuss (i) any rights of parties other than the Company to any of the Company's patents or patent applications, (ii) pending or threatened actions, suits, proceedings or claims by others challenging the Company's rights to or in any such patents or patent applications and (iii) any pending or, to such counsel's best knowledge, threatened actions, suits, proceedings or claims by others that the Company is infringing or otherwise violating any patent or trade secret rights of others.

        4.017    Certificate.    At the Closing, the Company will deliver to the Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company (solely in their respective capacities as such), dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 were true and correct in all material respects (other than representations and warranties that contain materiality or knowledge standards or qualifications, which representations and warranties shall be true and correct in all respects), as of the date of this Agreement and that the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

        4.018    Warrant Agreement.    At the Closing, the Company and the Warrant Agent shall have executed and delivered the Warrant Agreement and made a copy thereof available to the Purchaser.

        4.019    Reliance by Placement Agent.    The Company hereby acknowledges that the Placement Agent may rely on the representations and warranties set forth in this Section 4 as if such representations and warranties were made to the Placement Agent directly.

        4.020    No Material, Non-public Information.    At the time of the announcement of the transaction contemplated by the Agreements, the Memorandum, as it may be amended or supplemented, will include no material non-public information with respect to the Company.

        SECTION 5.    Representations, Warranties and Covenants of the Purchaser.

            (a)  The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in the purchase of the Units and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Units; (ii) the Purchaser is acquiring the number of Units set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any Unit Securities or any arrangement or understanding with any other persons regarding the distribution of such Unit Securities (this representation and warranty not limiting the Purchaser's right to resell pursuant to the Registration Statements or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, sell short, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Unit Securities except in compliance with each of the Securities Act, the Exchange Act, the Rules and Regulations and the provisions hereof and all other applicable laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I for use in preparation of the Registration Statements, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statements and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire occurring prior to the sale by it of all of the Unit Securities; (v) the Purchaser has, in connection with its decision to purchase the number of Units set forth in Section 2 above, relied solely upon the representations and warranties of the Company contained herein; and (vi) the Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the Offering and sale of the Units and is not subscribing for Units, and did not become aware of the Offering, through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

            (b)  The Purchaser understands that the Units are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company and the Placement Agent are relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and agreements of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units.

            (c)  Until the Company publicly announces that the Agreements have been entered into, the Purchaser agrees with the Placement Agent and the Company to keep strictly confidential all information concerning this Agreement, the Memorandum and the transactions contemplated hereby and thereby. The Purchaser understands that the information contained in the Memorandum is strictly confidential and proprietary to the Company and has been prepared, in large part, from the Company's publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser's confidential use. The Purchaser agrees to use the information contained in the Memorandum solely for the purpose of evaluating a possible investment in the Units. The Purchaser hereby acknowledges that it is prohibited from reproducing and/or distributing the Memorandum, this Agreement, the Warrant Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents to third parties. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this Offering must be kept strictly confidential. The Purchaser understands that Federal securities laws impose restrictions on trading based on information regarding this Offering. In particular, the Purchaser hereby acknowledges that disclosure of information regarding this Offering may cause the Company to violate Regulation FD and agrees not to engage in any such unauthorized disclosure. The restrictions in this subsection shall cease upon the Company's public announcement that the Agreements have been entered into.

            (d)  The Purchaser understands that its investment in the Units involves a significant degree of risk and uncertainty and that the market price of the Common Stock has been and may continue to be volatile and that no representation or warranty is being made as to the future value or trading volume of the Common Stock or the Warrants. In addition, the Purchaser understands that, although the Company shall seek authorization for quotation of the Warrants on The Nasdaq Stock Market (or such other exchange or automated quotation system on which the Common Stock is then traded or quoted), there is no assurance that such authorization would be obtained or, if obtained, that the criteria for quotation will remain satisfied by the Company thereafter. Moreover, the Purchaser understands that there is no assurance that the Company will satisfy the criteria for continued quotation of the Common Stock on The Nasdaq Stock Market. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and has the ability to bear the full economic risks of an investment in the Units. The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees, representatives or agents with respect to the legal, tax, economic and related considerations as to an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own advisors.

            (e)  The Purchaser understands that no United States Federal or state agency or any other governmental agency has passed upon or made any recommendation or endorsement of any of the Unit Securities.

            (f)    The Purchaser understands that, until such time as the Form S-3 Registration Statement (as defined in Section 7.1(a) hereof) has been declared effective or the Unit Securities may be sold pursuant to Rule 144(k) under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately resold, the Unit Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the securities comprising the Unit Securities):

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144(K) UNDER SAID ACT.

        The Purchaser also understands that, until such time as the shares of Common Stock comprising the Unit Securities may be sold in accordance with Section 5(h) hereof, such shares of Common Stock also shall bear an additional restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the shares of Common Stock comprising the Unit Securities):

    THE TRANSFER OR SALE OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS OF A PURCHASE AGREEMENT, INCLUDING SECTION 5(H) THEREOF, DATED AS OF NOVEMBER     , 2002, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY.

            (g)  The Purchaser's principal executive office or residence is in the jurisdiction set forth immediately below the Purchaser's name on the signature page hereto.

            (h)  The Purchaser hereby covenants with the Company not to make any resale or other disposition of any of the Unit Securities without complying with the provisions of this Agreement and the Warrant Agreement, and without effectively causing any prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Unit Securities are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Unit Securities is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (i) in the form of Appendix III hereto, (ii) executed by the Purchaser (if a natural person) or, if not, by an officer of, or other authorized person expressly designated by, the Purchaser and (iii) to the effect that (A) the Unit Securities have been sold in accordance with the Registration Statements or a valid exemption from registration under the Securities Act and any applicable State securities or "blue sky" laws and (B), if applicable, the requirement of delivering a current prospectus has been satisfied.

        Notwithstanding anything to the contrary contained in this Agreement, until the earlier of the date which is (i) two hundred and ten (210) days following the Closing Date and (ii) ninety (90) days following the date on which the Commission declares effective the Form S-1 Registration Statement (as defined in Section 7.1(a) hereof) (the earlier of (i) and (ii), the "Lock-Up Expiration Date"), the Purchaser shall not offer, sell, transfer or otherwise dispose of any shares of Common Stock comprising the Unit Securities (but not including any shares of Common Stock which might be issued to the Purchaser upon exercise of the Warrants) owned by the Purchaser, except in connection with a sale, merger or other disposition of the Company approved by the Company's Board of Directors; provided, however, that the Placement Agent may, in its sole discretion, upon written notice to the Purchaser and the Other Purchasers permit the sale or other disposition of shares of Common Stock comprising the Unit Securities prior to the Lock-Up Expiration Date; provided, further, that any decision by the Placement Agent to permit such a sale or other disposition by the Purchasers of shares of Common Stock comprising the Unit Securities prior to the Lock-Up Expiration Date shall be made only in respect of all (but not less than all) shares of Common Stock comprising all of the Unit Securities sold in the Offering. Notwithstanding the foregoing sentence, the Purchaser may make transfers to a Permitted Transferee (as defined below in this paragraph); provided, however, that such Permitted Transferees shall agree in writing (in form and substance reasonably acceptable to the Company) to be subject to the provisions of this Section 5(h). The Purchaser acknowledges that there is no assurance that the Form S-1 or Form S-3 Registration Statement shall be declared effective by the Commission by the respective Registration Deadline (as defined in Section 7.1(d) hereof), if at all. "Permitted Transferee" shall mean (i) if the Purchaser is an individual, such Purchaser's spouse, children, grandchildren, nieces, nephews, siblings, parents and adoptive children and step-children or any trust or family limited partnership established for the benefit of any of the foregoing persons and (ii) if the Purchaser is an entity, such Purchaser's partners, stockholders or members.

        Subject, and in addition, to the preceding paragraph, the Purchaser hereby covenants with the Company not to make any resale or other disposition of any Unit Securities prior to such time that the Registration Statements may become effective under the Securities Act unless (i) such sale is made pursuant to a valid exemption from registration under the Securities Act, (ii) the transferee or assignee thereof shall agree in writing also to be bound by all of the provisions of this Agreement and the Warrant Agreement, (iii) the Purchaser agrees in writing with the transferee or assignee to assign its rights under this Agreement and the Warrant Agreement and copies of such agreements are furnished to the Company after such assignment, (iv) the Company is furnished with written notice of the name and address of such transferee or assignee, (v) the certificate submitted to the transfer agent evidencing the Unit Securities is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (a) in the form of Appendix III hereto, (b) executed by the Purchaser (if a natural person) or, if not, by an officer of, or other authorized person expressly designated by, the Purchaser and (c) to the effect that the Unit Securities have been sold in accordance with a valid exemption from registration under the

Securities Act and any applicable State securities or "blue sky" laws, (vi) the Purchaser shall have complied with all applicable provisions of this Agreement and the Warrant Agreement relating to any resale of any Unit Securities, (vii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws and (viii) if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Unit Securities under the Securities Act. For purposes of this subsection, the term "Unit Securities" shall be deemed to include the shares of Common Stock issuable upon exercise of the Warrants.

        The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of either of the Registration Statements (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act or appropriately supplemented the prospectus forming a part of the Registration Statement. The Purchaser hereby covenants that it will not sell any Unit Securities pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus, except as permitted in Section 7.2(c) hereof; provided, however, that the Purchaser shall be in compliance with the provisions contained in Section 7.2(b) hereof, and provided further that the Company will use its reasonable best efforts to cause the prospectus so suspended to be promptly resumed.

            (i)    The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Warrant Agreement, and (ii) upon the execution and delivery by the Purchaser of this Agreement, this Agreement shall constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser contained in Section 7.3 hereof may be held violative of public policy and legally unenforceable.

            (j)    The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or limited liability partnership, or other entity for whom the Purchaser is executing this Agreement, which execution shall not result in a violation of any document creating Purchaser's representative or fiduciary capacity, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution, delivery and performance of this Agreement will not violate or be in conflict with any order, judgment, injunction, law, rule, regulation, agreement or controlling document to which the Purchaser is a party or by which it is otherwise bound.

            (k)  The Purchaser hereby acknowledges that the Placement Agent may rely on the representations, warranties and covenants set forth in this Section 5 as if such representations, warranties and covenants were made to the Placement Agent directly.

        SECTION 6.    Survival of Representations, Warranties and Agreements.    Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates delivered pursuant hereto shall survive the Closing, the delivery to the Purchaser of the Units being purchased and the payment therefor; provided, however, that the representations and warranties of the Company contained in Section 4 hereof (other than Section 4.12, which shall survive indefinitely) shall terminate on October 31, 2003.

        SECTION 7.    Registration of the Unit Securities; Listing of Warrants; Compliance with the Securities Act.

          7.01    Registration Procedures.    The Company shall:

            (a)  subject to receipt by the Company of necessary information from the Purchasers, as promptly as practicable, but in no event later than the Filing Deadline (which, in respect of the Form S-3 Registration Statement, shall mean three (3) business days after the Closing Date and, in respect of the Form S-1 Registration Statement, shall mean ten (10) calendar days), file with the Commission a registration statement on Form S-3 (the "Form S-3 Registration Statement") covering the resale by the Purchasers of the Unit Securities from time to time and (a registration statement on Form S-1 (the "Form S-1 Registration Statement" and, collectively with the Form S-3 Registration Statement, the "Registration Statements") covering the sale by the Company of Common Stock and, in the case of the

    Class A Warrants, the Class B Warrants to subsequent purchasers of such Warrants upon the exercise thereof, which Registration Statements, to the extent allowable under the Securities Act, shall state that such Registration Statements also cover such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions;

            (b)  provide the Registration Statements (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) to the Placement Agent and its counsel for their review at least two (2) business days prior to the filing or other submission of such Registration Statements;

            (c)  use its reasonable best efforts, subject to receipt of any necessary information from the Purchasers, to cause the Commission to declare the Registration Statements effective as soon as practicable and in any event, (i) in respect of the Form S-3 Registration Statement, within sixty (60) days and (ii) in respect of the Form S-1 Registration Statement, within one hundred twenty (120) days of the Closing Date (the "Registration Deadline");

            (d)  if either Registration Statement is not filed by the Company with the Commission by the Filing Deadline and/or if either Registration Statement is not declared effective by the Commission on or before the Registration Deadline substantially due to action or inaction on the part of the Company in violation of Section 7.1(a) and/or Section 7.1(c), as applicable, make payments to the Purchasers in such amounts and at such times as shall be determined as follows as relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell and/or exercise the Unit Securities (which remedy shall not be exclusive of any other remedies available at law or in equity): the Company shall pay to each Purchaser an amount equal to (i) the aggregate purchase price paid by the Purchaser for its purchase of Units, multiplied by (ii) one percent (1%) (with respect to the period commencing on the Filing Deadline or the Registration Deadline, as applicable; provided, that such percentage shall increase to and remain at one and one-half percent (1.5%) for all calculations to the extent that such calculations apply to time periods after the sixtieth (60th) day after the Filing Deadline or the Registration Deadline, as applicable), multiplied by (iii) the sum of (x) the quotient calculated by dividing (A) the number of days after the Filing Deadline such Registration Statement is filed with the Commission by (B) fifteen (15), plus (y) the quotient calculated by dividing (A) the number of days after the Registration Deadline and prior to the date such Registration Statement is declared effective by the Commission by (B) fifteen (15);

            (e)  promptly prepare and file with the Commission such amendments and supplements to the Registration Statements and the prospectuses used in connection therewith as may be necessary to keep the Registration Statements effective and in compliance with applicable securities laws until, (i) in respect of the Form S-3 Registration Statement, the earlier of the date (x) as of which all Unit Securities owned by the Purchasers shall have been resold and (y) on which the Unit Securities may be resold by non-affiliates of the Company without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect and (ii) in respect of the Form S-1 Registration Statement, the earlier of the date (x) as of which all Warrants owned by the Purchasers shall have been exercised and (y) ten (10) years following the Closing Date;

            (f)    furnish to the Purchaser with respect to the securities registered under the Registration Statements such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Unit Securities by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such State securities or "blue sky" laws as may be applicable in connection with any use of such prospectuses, and the resale of the Unit Securities;

            (g)  file documents required of the Company for any "blue sky" clearance in states specified in writing by the Purchaser and keep such qualification or registration in effect for as long as the Registration Statements are in effect; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

            (h)  file all reports required to be filed with the Commission pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination;

            (i)    advise the Purchaser, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of either Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest practicable time if such stop order should be issued; and

            (j)    bear all expenses in connection with the procedures in subsections (a) through (i) of this Section 7.1 and the registration of the resale and/or exercise of the Unit Securities pursuant to the Registration Statements, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

        The Company understands that the Purchaser hereby disclaims being an underwriter, but, notwithstanding the Purchaser nonetheless being deemed an underwriter, shall not, subject to the Purchaser's compliance with applicable law and this Agreement and the Warrant Agreement, relieve the Company of any obligations it has hereunder. The Registration Statement to be filed by the Company are available free of charge upon request and a questionnaire to be completed by the Purchaser is attached hereto as Appendix I.

          7.02    Listing of Warrants; Transfer of Unit Securities Before and After Effectiveness of the Registration Statements.

            (a)  The Company shall use its reasonable efforts to cause the listing on The Nasdaq Stock Market (or such other exchange or automated quotation system on which the Common Stock is then traded or quoted) of all Warrants and additional shares of Common Stock (including shares of Common Stock underlying the Warrants) covered by the Registration Statements within sixty (60) days after the date of this Agreement. The Company shall bear all expenses in connection with the listing of such Unit Securities on The Nasdaq Stock Market.

            (b)  The Purchaser agrees that it will not effect any resale or other disposition of any Unit Securities or its right to purchase Unit Securities that would constitute a sale within the meaning of the Securities Act unless the Purchaser effects such resale or other disposition in accordance with Section 5(h) hereof. If the Purchaser continues to hold any of the Unit Securities after a Registration Statement shall become effective, the Purchaser will promptly notify the Company in writing of any changes or additions to the information set forth in such Registration Statement regarding the Purchaser or its plan of distribution or disposition. The foregoing obligation shall cease when the Purchaser shall have disposed of all of its Unit Securities.

            (c)  Notwithstanding any other provisions of this Agreement or the Warrant Agreement, the Purchaser shall not be prohibited from selling securities under the Registration Statements as a result of Suspensions on more than two occasions of not more than 20 days each in any 12-month period, unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Unit Securities under a Registration Statement in reliance on this paragraph would be likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

          7.03    Indemnification. For the purpose of this Section 7.3:

    (i)
    the term "Purchaser/Affiliate" shall mean any affiliate of the Purchaser and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

    (ii)
    the term "Registration Statements" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statements.

              (a)  The Company agrees to indemnify and hold harmless, and pay and/or reimburse, each of the Purchasers and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, to which such Purchasers or such Purchaser/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other Federal or state law or regulation, at common law or otherwise (including in settlement of any claims or litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in either of the Registration Statements, as amended at the time of effectiveness of the Registration Statements, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of either of the Registration Statements at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any material inaccuracy in the representations and warranties of the Company contained in this Agreement or the Warrant Agreement, or any failure of the Company to perform in all material respects its obligations hereunder or under law, and will reimburse each Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in either of the Registration Statements, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in this Agreement (including, without limitation, Sections 5(h) and 7.2(b)

      hereof in respect of the resale of Unit Securities) or the Warrant Agreement or to perform its obligations under law, (iii) the inaccuracy of any representations or warranties made by such Purchaser in this Agreement or (iv) any statement or omission in any Prospectus or any amendment or supplement thereto that is corrected in any subsequent Prospectus or any amendment or supplement thereto that was delivered to the Purchaser reasonably prior to the pertinent sale or sales by the Purchaser.

              (b)  Each Purchaser will severally, but not jointly, indemnify and hold harmless, and pay and/or reimburse, the Company, each of its directors, each of its officers who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed a Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other Federal or state law or regulation, at common law or otherwise (including in settlement of any claim or litigation, if such settlement is effected with the written consent of such Purchaser), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by the Purchaser to comply with the covenants and agreements contained in this Agreement (including Sections 5(h) and 7.2 (b) hereof in respect of the resale of Unit Securities) or the Warrant Agreement or to perform its obligations under law, (ii) the inaccuracy of any representations or warranties made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in a Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in a Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in a Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed a Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Notwithstanding any other provisions of this Section 7.3(b), no Purchaser shall be required to indemnify any party in excess of the gross proceeds paid by such Purchaser for Units purchased pursuant to its respective Agreement or if the Purchaser shall resell Unit Securities pursuant to a Registration Statement, if greater, the net proceeds received by the Purchaser from those resales.

              (c)  Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; however, the failure to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under this Section 7.3 to the extent the indemnifying party is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnifed Party for any fees of counsel or any other expenses, in each case subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and, based upon the advice of such indemnified party's counsel, the indemnified party shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

        If the indemnifying party elects to compromise or defend an asserted liability, it shall promptly, but in any event within ten (10) days (or sooner, if the nature of the asserted liability so requires), notify the indemnified party of its intent to do so, and the indemnified party shall reasonably cooperate, at the request and reasonable expense of the indemnifying party, in the compromise of, or defense against, such asserted liability. The indemnifying party will not be released from any obligation to indemnify the indemnified party hereunder with respect to a claim without the prior written consent of the indemnified party, unless the indemnifying party delivers to the indemnified party a duly executed agreement settling or compromising such claim with no monetary liability to or injunctive relief against the indemnified party and a complete release of the indemnified party with respect thereto. The indemnifying party shall have the right, except as provided below in this subsection, to conduct and control the defense of any third-party claim made for which it has been provided notice hereunder. Upon receipt of written notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and reasonable approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

              (d)  If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under subsections (a) or (b) of this Section 7.3 in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative economic benefits received by the Company and the Purchaser from the placement of the Units contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the

      Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement or the Warrant Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and each Purchaser, on the other, shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Unit Securities purchased by such Purchaser that are resold pursuant to the Registration Statement bears to the difference (the "Difference"), if any, between the amount such Purchaser paid for the Unit Securities, that are sold pursuant to a Registration Statement and the amount received by such Purchaser from such resale. The relative fault of the Company, on the one hand, and each Purchaser, on the other, shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and/or its distribution. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subsection (c) of this Section 7.3 with respect to the notice of the threat or commencement of any action shall apply if a claim for contribution is to be made under this subsection (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under subsection (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.

          7.04    Termination of Conditions and Obligations.    The restrictions imposed by Section 5(h) hereof and this Section 7 upon the transferability of the Unit Securities shall cease and terminate as to any particular number of the Unit Securities upon the passage of two (2) years from the date of their issuances or at such time as an opinion of counsel reasonably satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act; provided, however, that in respect of the shares of Common Stock underlying the Warrants such restrictions shall cease and terminate upon the passage of two (2) years from the date of the exercises of the Warrants; provided, further, that in respect of the Class B Warrants such restrictions shall cease and terminate upon the passage of two (2) years from the date of their issuances.

          7.05    Information Available.    So long as a Registration Statement is effective covering the resale of Unit Securities owned by the Purchaser, the Company will furnish or otherwise make available to the Purchaser:

            (a)  as soon as practicable after available one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with U.S. generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K, (iii) upon the request of the Purchaser, its Quarterly Reports on Form 10-Q, (iv) upon the request of the Purchaser, its Current Reports on Form 8-K, (v) upon the request of the Purchaser, its Notice of Annual Meeting of Shareholders and proxy statement for the Company's annual meeting and (vi) a full copy of the particular Registration Statement covering the Unit Securities (the foregoing, in each case, excluding exhibits);

            (b)  upon the request of the Purchaser, all exhibits in the form filed with the Commission excluded by the parenthetical to Section 7.5(a)(vi); and

            (c)  upon the request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in such Registration Statement covering the Unit Securities and will otherwise reasonably cooperate with any Purchaser conducting an investigation for the purpose of reducing such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters during normal business hours, subject to appropriate confidentiality limitations.

        7.6    Compliance with the Sarbanes-Oxley Act of 2002.    The Company shall comply with all applicable requirements and prohibitions under the Sarbanes-Oxley Act of 2002.

        SECTION 8.    Broker's Fee.    The Purchaser acknowledges that the Company intends to pay to the Placement Agent fees in respect of the sale of the Units to the Purchaser. Each of the parties hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Units to the Purchaser.

        SECTION 9.    Notices.    All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)
if to the Company, to:

The Immune Response Corporation
5935 Darwin Court
Carlsbad, California 92008
Attention: President
Facsimile: (760) 431-8636

with a copy to:

Pillsbury Winthrop LLP
50 Fremont Street
San Francisco, CA 94105-2228
Attention: P. Joseph Campisi, Jr., Esq.
Facsimile: (415) 983-1200

        or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

            (b)  if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

        SECTION 10.    Changes.    This Agreement may not be modified or amended except pursuant to an instrument in writing signed by both the Company and the Purchaser.

        SECTION 11.    Headings.    The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        SECTION 12.    Severability.    In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        SECTION 13.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 14.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

        SECTION 15.    Entire Agreement.    This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to any such matters.

        SECTION 16.    Third Party Beneficiaries.    Subject to Section 7.3 hereof, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Notwithstanding the foregoing, the Placement Agent may rely on the representations, warranties and covenants made in Sections 4 and 5 hereof as if such representations, warranties and covenants were made to the Placement Agent directly.

        SECTION 17.    Interpretation.    The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

        SECTION 18.    Confidential Disclosure Agreement.    Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Purchaser in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

        SECTION 19.    Assignment.    This Agreement and rights of the Purchaser hereunder may be assigned by the Purchaser only with the prior written consent of the Company except such consent shall not be required in cases of assignments (x) by operation of the law; (y) by the Purchaser to a wholly-owned subsidiary or to its partners or members; or (z) by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control; provided, that, in any such case, such assignee agrees in writing to be bound by the terms of this Agreement.

        SECTION 20.    Publicity.    The Company will not issue any public statement, press release or any other public disclosure, that includes the Purchaser's name, without the Purchaser's prior written consent, subject to the next sentence. If the Company is required by an applicable law, resolution, or Exchange Act rule to disclose the Purchaser's name, the Company will give the Purchaser reasonable notice of the required disclosure.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

THE IMMUNE RESPONSE CORPORATION
By:	Name: Title:
Print or Type:	Name of Purchaser (Individual or Institution):
Number of Units Purchaser Elects to Purchase at a Price of $100,000 per Unit:
Units
Aggregate Purchase Price:
Units × $100,000 Unit Price $
Name of Individual Representing Purchaser (if an Institution):
Title of Individual Representing Purchaser (if an Institution):
Signature by:	Individual Purchaser, or Individual Representing Purchaser:
Address:
Telephone:
Facsimile:

APPENDIX I

THE IMMUNE RESPONSE CORPORATION

STOCK AND WARRANT CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Unit Securities are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Unit Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

Appendix I-1

APPENDIX I
(continued)

THE IMMUNE RESPONSE CORPORATION

REGISTRATION STATEMENT QUESTIONNAIRE

        In connection with the preparation of the Registration Statements, please provide us with the following information:

1.
In connection with the Registration Statements, please state your or your organization's name exactly as it should appear in the Registration Statements:

2.
Please provide the number of Unit Securities that you or your organization will own immediately after Closing, including those Unit Securities purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

3.
Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

Yes No
If yes, please indicate the nature of any such relationships below:

4.
Are you (i) an NASD Member (see definition below), (ii) a Controlling (see definition below) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition below), or (iv) an Underwriter or a Related Person (see definition below) with respect to the proposed Offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Yes No
If "yes," please below:

Appendix I-2

APPENDIX I
(continued)

THE IMMUNE RESPONSE CORPORATION

GLOSSARY OF TERMS

        NASD Member. The term "NASD member" means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

        Control. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

        Person Associated with a member of the NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

        Underwriter or a Related Person. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

Appendix I-3

APPENDIX II

Accredited Investor Certification
Initial the appropriate item(s)

        The undersigned further represents and warrants as indicated below by the undersigned's initials:

        A.    Individual investors:    (Please initial one or more of the following five statements)

1.
             I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) in excess of $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2.
             I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and I reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3.
             I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

4.
             I am a director or executive officer of The Immune Response Corporation

5.
             I have individual net worth or my spouse and I have joint net worth of over $5,000,000.

        B.    Partnerships, corporations, trusts or other entities:    (Please initial one of the following seven statements). The undersigned hereby certifies that it is an accredited investor because it is:

1.
             an employee benefit plan whose total assets exceed $5,000,000;

2.
             an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;

3.
             a self-directed employee benefit plan, including an Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

4.
             an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Units, whose total assets are in excess of $5,000,000;

5.
             a corporation, partnership or Massachusetts or similar business trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Units;

6.
             a trust, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units; or

7.
             an entity (including a revocable grantor trust but other than a conventional trust) in which each of the above equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

Appendix II-1

APPENDIX II
(continued)

Investor Profile
(Must be completed by Investor)
Section A—Personal Investor Information

Investor Name(s):

Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Date of Birth:
Marital Status:
Joint Party Date of Birth:
Investment Experience (Years):
Annual Income:
Liquid Net Worth:
Net Worth:
Investment Objectives: (circle one or more)	Long Term Capital Appreciation, Short Term Trading, Income Businessman's Risk, Safety of Principal, Tax Exempt Income or other
Home Street Address:

Home City, State & Zip Code:
Home Phone:	Home Fax:	Home Email:

Employer:
Employer Street Address:
Employer City, State & Zip Code:
Business Phone:	Bus. Fax:	Business Email:
Type of Business:

Spencer Trask Account Executive / Outside Broker/Dealer:

Section B—Certificate Delivery Instructions

          Please deposit Certificate in my Spencer Trask Account #

          Please open a Spencer Trask account and subsequently deposit my certificate in it

          Please deliver certificate to the Employer Address listed in Section A

Appendix II-2

          Please deliver certificate to the Home Address listed in Section A

          Please deliver certificate to the following address:

Section C—Form of Payment—Check or Wire Transfer

          Check payable to "Citibank Private Bank, Escrow Agent for The Immune Response Corporation

          Wire funds from my outside account according to the following:

        CITIBANK, NA
        ABA# 021000089
        ATTN: PBID Custody Concentration Account
        A/C:
        F/F/C to: A/C#
        A/C Name:

          Wire funds from my Spencer Trask Account—See Following Page

          Funds for this investment are rolled over, tax deferred from                          within the allowable 60-day window

        Please check if you are a NASD member, or affiliate of a NASD member firm:

Investor Signature	Date

Appendix II-3

APPENDIX II
(continued)

Memorandum
Wire Transfer Authorization

TO:	Lydia Soler—Operations Manager Spencer Trask Ventures, Inc.
RE:	Client Wire Transfer Authorization The Immune Response Corporation
DATE:

This memorandum authorizes the transfer of the following listed funds from my Spencer Trask Brokerage Account as follows:

Spencer Trask Brokerage Account #
Wire Amount	$
To:	CITIBANK, NA ABA# 021000089 ATTN: PBID Custody Concentration Account A/C: F/F/C to: A/C# A/C Name: The Immune Response Corporation
REFERENCE: SUBSCRIBER LEGAL NAME TAX ID NUMBER SUBSCRIBER ADDRESS
FBO:
Investment Title:
Signature:
Signature:	(Joint Signature)

Appendix II-4

APPENDIX III

Attention:

PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by]

hereby certifies
[fill in official name of individual or institution]

that he/she [said institution] is the Purchaser of the shares or warrants evidenced by the attached certificate,

and as such, sold such shares on		in accordance with [Registration Statement
[date]
number 333-	] [a valid exemption (i.e.,	) from

registration under the Securities Act of 1933, as amended, and any applicable State securities or "blue sky" laws] and any requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):
Name of Individual Representing Purchaser (if an Institution):
Title of Individual Representing Purchaser (if an Institution):
Signature by Individual Purchaser, or Representative of Purchaser:

Appendix III-1

QuickLinks

SUMMARY INSTRUCTION SHEET FOR PURCHASER (to be read in conjunction with the entire Purchase Agreement which follows)
PURCHASE AGREEMENT
THE IMMUNE RESPONSE CORPORATION
STOCK AND WARRANT CERTIFICATE QUESTIONNAIRE
THE IMMUNE RESPONSE CORPORATION
REGISTRATION STATEMENT QUESTIONNAIRE
THE IMMUNE RESPONSE CORPORATION
GLOSSARY OF TERMS
Accredited Investor Certification Initial the appropriate item(s)
Investor Profile ( Must be completed by Investor) Section A—Personal Investor Information
Section B—Certificate Delivery Instructions
Section C—Form of Payment—Check or Wire Transfer
Memorandum Wire Transfer Authorization
PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE